Exhibit 10.30

Second Amendment to Amended and Restated Credit Agreement

This Second Amendment to Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of October 12, 2019, among Global Medical REIT L.P., a Delaware limited partnership (the “Borrower”), Global Medical REIT Inc., a Maryland corporation (the “Parent” or “Global Medical REIT”), as a Guarantor, the other Guarantors party hereto, the Lenders party hereto, and BMO Harris Bank N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

Preliminary Statements

A.        Borrower, Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of August 7, 2018, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of September 30, 2019 (such Credit Agreement being referred to herein as the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement, as amended by this Amendment.

B.        Due to a scrivener’s error in Section 2.1(a) of the Credit Agreement, Borrower, Administrative Agent and the Lenders have agreed to enter into this Amendment to adjust the fees provided for therein.

C.        This Amendment shall constitute a Loan Document and these Preliminary Statements shall be construed as part of this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.        Amendment to Credit Agreement.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, Section 2.1(a) of the Credit Agreement is hereby amended and restated to read as follows:

         (a)        Revolving Credit Commitment Fee. The Borrower shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages a commitment fee on the average daily Unused Revolving Credit Commitments at a rate per annum equal to (x) 0.20% if the average daily Unused Revolving Credit Commitments are less than or equal to 50% of the Revolving Credit Commitments then in effect and (y) 0.25% if the average daily Unused Revolving Credit Commitments are greater than 50% of the Revolving Credit Commitments then in effect (in each case, computed on the basis of a year of 360 days and the actual number of days elapsed) and determined based on the average daily Unused Revolving Credit Commitments during such previous quarter. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing September 30, 2018) and on the Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be calculated and paid on the date of such termination. Any such commitment fee for the first quarter ending after the Closing Date shall be prorated according to the number of days this Agreement was in effect during such quarter.

Section 2.        Reaffirmation of Guaranties.

Each Guarantor hereby (i) acknowledges and consents to the terms of this Amendment and the Credit Agreement as amended by this Amendment, (ii) confirms that its Guaranty in favor of the Administrative Agent, for the benefit of the Lenders, and all of its obligations thereunder, as amended, remain in full force and effect and (iii) reaffirms all of the terms, provisions, agreements and covenants contained in its Guaranty. Each Guarantor agrees that its consent to any further amendments or modifications to the Credit Agreement and other Loan Documents shall not be required solely as a result of this acknowledgment and consent having been obtained, except to the extent, if any, required by any Guaranty.

Section 3.        Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         3.1.        The Administrative Agent shall have received this Amendment duly executed by the Borrower, each Guarantor, and the Lenders.

         3.2.        Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 4.        Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower and each other Guarantor hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement, as amended by this Amendment, are and shall be and remain true and correct in all material respects as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 5.        Miscellaneous.

5.1.        Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2.        The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

5.3.        This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations law of the State of New York) without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[Signature Pages Follow]

This Second Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

Borrower:

Global Medical REIT L.P.

By:	Global Medical REIT GP, LLC, a Delaware limited liability company, its General Partner
	By:	Global Medical REIT Inc., a Maryland Corporation, its Sole Member

	By:	/s/ Jamie Barber
	Name:	Jamie Barber
	Date:	Corporate Secretary and General Counsel

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

Guarantors:

GLOBAL MEDICAL REIT INC.

By	/s/ Jamie Barber
Name:	Jamie Barber
Title:	Corporate Secretary and General Counsel

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

GMR ALBERTVILLE, LLC
GMR ALTOONA, LLC
GMR AMARILLO, LLC
GMR ASHEVILLE, LLC
GMR AURORA, LLC
GMR AUSTIN, LLC
GMR BANNOCKBURN, LLC
GMR BOUNTIFUL, LLC
GMR BROCKPORT, LLC
GMR CAPE CORAL, LLC
GMR CARSON CITY, LLC
GMR CHANDLER DOBSON, LLC
GMR CHANDLER PECOS I, LLC
GMR CHANDLER PECOS II, LLC
GMR CHANDLER VAL VISTA I, LLC
GMR CINCINNATI BEECHMONT, LLC
GMR CLERMONT, LLC
GMR CORONA, LLC
GMR DERBY, LLC
GMR EAST DALLAS HOSPITAL, LLC
GMR EAST DALLAS LAND, LLC
GMR EAST ORANGE, LLC
GMR ELLIJAY, LLC
GMR FLOWER MOUND, LLC
GMR FORT WORTH, LLC
GMR FREMONT, LLC
GMR GAINESVILLE, LLC
GMR GERMANTOWN, LLC
GMR GREAT BEND, LLC
GMR LANSING JOLLY 3390, LLC
GMR LANSING JOLLY 3400, LLC
GMR LANSING JOLLY PATIENT, LLC
GMR LAS CRUCES, LLC
GMR LAS VEGAS, LLC
GMR LEE’S SUMMIT, LLC
GMR LEWISBURG, LLC
GMR LIVONIA, LLC
GMR LUBBOCK, LLC
GMR MCALLEN, LLC

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

GMR MECHANICSBURG, LLC
GMR MELBOURNE PINE, LLC
GMR MESA, LLC
GMR MOLINE, LLC
GMR OKLAHOMA CITY, LLC
GMR OKLAHOMA NORTHWEST, LLC
GMR OMAHA, LLC
GMR ORLANDO, LLC
GMR PRESCOTT, LLC
GMR READING, LLC
GMR SAINT GEORGE, LLC
GMR SAN MARCOS, LLC
GMR SANDUSKY, LLC
GMR SHERMAN, LLC
GMR SOUTH BEND, LLC
GMR SOUTHERN IL, LLC
GMR SOUTHERN IL SHILOH 1191, LLC
GMR SOUTHERN IL SHILOH 1197, LLC
GMR SOUTHERN IL CARBONDALE, LLC
GMR SURPRISE, LLC
GMR VERNON, LLC
GMR VERNON KEYNOTE, LLC
GMR WATERTOWN, LLC
GMR WYOMISSING, LLC
GMR ZACHARY, LLC

By:	Global Medical REIT L.P., a Delaware limited partnership, its Sole Member
	By:	Global Medical REIT GP, LLC, a Delaware limited liability company, its General Partner
		By:	Global Medical REIT Inc., a Maryland Corporation, its Sole Member

		By:	/s/ Jamie Barber
		Name:	Jamie Barber
		Title:	Corporate Secretary and General Counsel

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

Administrative Agent:

BMO Harris Bank N.A., as L/C Issuer and as Administrative Agent

By:	/s/ Michael Kauffman
	Name:	Michael Kauffman
	Title:	Managing Director

Lenders:

BMO Harris Bank N.A., as a Lender

By:	/s/ Michael Kauffman
	Name:	Michael Kauffman
	Title:	Managing Director

Citizens Bank, N.A.

By	/s/ Frank Kaplan
	Name	Frank Kaplan
	Title	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

SunTrust Bank

By	/s/ Anton Brykalin
	Name	Anton Brykalin
	Title	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

The Huntington National Bank

By	/s/ Eva McQuillen
	Name	Eva McQuillen
	Title	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

Wells Fargo Bank, National Association

By	/s/ Darin Mullis
	Name	Darin Mullis
	Title	Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

Comerica Bank

By	/s/ Casey L. Stevenson
	Name	Casey L. Stevenson
	Title	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

KeyBank National Association

By	/s/ Gregory W. Lane
	Name	Gregory W. Lane
	Title	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]

Franklin Synergy Bank

By	/s/ Lisa Fletcher
	Name	Lisa Fletcher
	Title	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement (Global Medical REIT L.P.)]